Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA
Tel: +1 212 937 8202 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in connection with the proposed offering of GoodLeap Home Improvement Solutions Trust 2026-1, Home Improvement Loan Backed Notes, Series 2026-1. Goldman Sachs Asset Backed Securities Corp. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Goldman Sachs & Co. LLC (“Goldman” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 10, 2026, representatives of Goldman, on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on February 28, 2026, with respect 37,987 sustainable home improvement loans (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 200 sustainable home improvement loans from the Statistical Data File (the “Sample Assets”) and performed certain comparisons and recomputations for each of the Sample Assets relating to the sustainable home improvement loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.          Contract ID (for informational purposes only)

2.          State of contract

3.          City

4.          Zip code

5.          Payment frequency

6.          Rate

7.          Original term (months) (origination)

8.          Original loan amount

9.          First payment due date

10.       Last payment due date

11.       Issuer originated asset (Y/N)

12.       Re-amortized monthly payment

13.       Target balance date

14.       Current monthly payment

15.       ACH Payment (Y/N)

16.       FICO score

17.       Installer name

18.       Current loan balance

19.       Remaining term of contract (months)

20.       Number of days past due

21.       UCC filing status

22.       Remaining term to target balance date (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 14. through 21. to the corresponding information set forth on or derived from electronic data files from GoodLeap’s loan systems, delivered by GoodLeap, LLC (“GoodLeap”), on behalf of the Company, as of February 28, 2026 (the “System File”).

With respect to Characteristic 22., we recomputed the remaining term to target balance date (months) as the number of months between (i) February 28, 2026 and (ii) the target balance date (as set forth on the Welcome Letter). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., for the Sample Assets indicated in Appendix A, we observed a difference with respect to the first payment due date set forth on the Statistical Data File when compared to the first payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the first payment due date set forth on the Statistical Data File to the first payment due date set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•	with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix B, we observed a difference with respect to the last payment due date set forth on the Statistical Data File, when compared to the last payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Statistical Data File, to the last payment due date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 12., for the Sample Assets indicated in Appendix C, we observed a difference with respect to the re-amortized monthly payment set forth on the Statistical Data File, when compared to the re-amortized monthly payment set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the re-amortized monthly payment set forth on the Statistical Data File, to the re-amortized monthly payment set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 22., differences of one month or less are deemed to be “in agreement.”

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company or GoodLeap, on behalf of the Company, and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as indicated in Appendix D. Supplemental information is contained in Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 25, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Assets:

2502051619
2503044411
2510052533

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

2502051619
2503044411
2507041824
2510052533

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 12. for the following Sample Assets:

2501040763
2502051660
2503050150
2504049109
2505039034
2506008201
2506039634
2507043459
2509024894
2509040437
2513041627
2514048151
2516044088
2602058492
2604056398
2605056247
2610055209
2614056473

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences in city.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2026

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Asset Documents
1	2501038271	City	Weidman	Lake Isabella
1	2507052833	City	Akron	New Franklin
1	2608056852	City	Blacklick	Columbus

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.